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                              POWER OF ATTORNEY

The undersigned does hereby constitute and appoint ALAN B. GRAF, JR. and RONALD J. THYEN, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, to sign the Form 10-K Annual Report of Kimball International, Inc. (and each amendment thereto, if any) pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended June 30, 2000, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorneys-in-fact, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: August 8, 2000

             Thomas L. Habig                          Douglas A. Habig
             Thomas L. Habig                          Douglas A. Habig



             James C. Thyen                            Brian K. Habig
             James C. Thyen                            Brian K. Habig



              John B. Habig                             John T. Thyen
              John B. Habig                             John T. Thyen



            Ronald J. Thyen                            Gary P. Critser
            Ronald J. Thyen                            Gary P. Critser



         Christine M. Vujovich                        Jack R. Wentworth
         Christine M. Vujovich                        Jack R. Wentworth



            Alan B. Graf, Jr.                          Polly B. Kawalek
            Alan B. Graf, Jr.                          Polly B. Kawalek



          Harry ("Hank") W. Bowman
          Harry ("Hank") W. Bowman






                                                                   Exhibit 24